UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2022

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2022, American Virtual Cloud Technologies, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Sales Agreement”) with Northland Securities, Inc., as its sales agent (the “Sales Agent”), pursuant to which the Company may offer and sell from time to time through the Sales Agent up to $14,785,490 maximum aggregate offering price of the Company’s common stock, par value $0.0001 per share (“Common Stock”), in such amounts as the Company may specify by notice to the Sales Agent, in accordance with the terms and conditions set forth in the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, the Sales Agent will use its commercially reasonable efforts to sell on the Company’s behalf any shares of Common Stock to be offered by the Company under the Sales Agreement. The Company will pay the Sales Agent a commission of 3.0% of the gross sales price per share for any shares of Common Stock sold through the Sales Agent under the Sales Agreement.

The Sales Agreement contains customary representations, warranties and agreements of the Company, conditions to the Sales Agent’s obligations, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Sales Agreement, the Company has agreed to indemnify the Sales Agent against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Sales Agent may be required to make in respect of these liabilities, and to reimburse the Sales Agent for certain expenses.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

A copy of the opinion of Greenberg Traurig, LLP with respect to the validity of the shares of Common Stock that may be sold and issued pursuant to the Sales Agreement is attached as Exhibit 5.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is also being filed for the purpose of filing Exhibits 5.1 and 23.1 as exhibits to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-258136), and such exhibits are hereby incorporated by reference into such Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
1.1	Equity Distribution Agreement, dated as of September 1, 2022
5.1	Opinion of Greenberg Traurig, LLP
23.1	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 5.1)
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Kevin Keough
Name:	Kevin Keough
Title:	Chief Executive Officer

Date: September 1, 2022

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